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                             MEYERS INVESTMENT TRUST
                             MEYERS PRIDE VALUE FUND

     Supplement dated June 28, 2001 to Prospectus dated September 28, 2000




     This is a supplement to the Prospectus dated September 28, 2000, for the Meyers Pride Value Fund (the "Meyers Fund"), a series of the Meyers Investment Trust (the "Trust").

     The Board of Trustees of the Trust unanimously approved, on June 20, 2001, a proposed Agreement and Plan of Reorganization (the "Reorganization Plan") pursuant to which the Meyers Fund would be reorganized into a new fund called the Citizens Value Fund (the "Value Fund"). This fund will be a series of Citizens Funds. The Value Fund will be advised by Citizens Advisers, Inc. ("Citizens"). Meyers Capital Management, LLC ("Meyers Capital"), the current investment adviser to the Meyers Fund, will serve as subadviser to the Value Fund pursuant to a subadvisory agreement with Citizens. Shelly J. Meyers, the portfolio manager of the Meyers Fund, since its inception on June 13, 1996, and President of Meyers Capital, will continue to be responsible for the day-to-day portfolio management of the Value Fund. As a result of the transaction, shareholders of the Meyers Fund would receive shares equal in value to the Meyers Fund shares owned at the time of the reorganization.

     The Value Fund will continue to be managed in a manner consistent with the current investment program established by the Meyers Fund following the reorganization, but will expand to include new social criteria currently used by other Citizens Funds. The reorganization will be a tax-free event. Shareholders will not recognize any taxable gains or losses pursuant to the proposed transaction. Furthermore, the cost basis and holding period of each fund investment will remain the same. However, shareholders may recognize taxable gains or losses if they redeem or exchange their shares of the Meyers Fund before the reorganization or redeem or exchange their shares of the Value Fund after the reorganization.

     The Reorganization Plan requires the approval of the Meyers Fund shareholders. More information about the proposed Reorganization Plan will be provided to the Meyers Fund shareholders in proxy solicitation materials.

                                                                   June 28, 2001